EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF ACCOUNTING OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), I, Jean-Marc Allain, President, Chief Executive Officer and Chief Accounting Officer of Trans-Lux Corporation (the “Registrant”), do hereby certify, to the best of my knowledge that:

(1) The Registrant’s Annual Report on Form 10-K for the year ended December 31, 2016 being filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

             This Certification accompanies this Form 10-K as an exhibit, but shall not be deemed as having been filed for purposes of Section 18 of the Securities Exchange Act of 1934 or as a separate disclosure document of the Registrant or the certifying officer.

/s/ Jean-Marc Allain
Date: April 28, 2017	Jean-Marc Allain
President, Chief Executive Officer and
Chief Accounting Officer (Principal Executive
Officer and Principal Financial Officer)